Exhibit 10.11


                                                     Private Client Group

                                                     MERRILL LYNCH BUSINESS
                                                     FINANCIAL SERVICES INC.
                                                     222 North LaSalle Street
                                                     17th Floor
                                                     Chicago, Illinois 60601
                                                     312/499-3177
                                                     FAX 312/499-3256
MERRILL LYNCH
                                                     January 27, 2004


Mr. Richard Lucas
KSW Mechanical Services, Inc.
37-16 23rd Street
Long Island City, NY 11101

                     RE:  WCMA LINE OF CREDIT NO. 862-07W54

Dear Mr. Lucas,

It is a pleasure to inform you that we have approved a 6-month extension of the above-numbered WCMA Line of Credit for KSW Mechanical Services, Inc.

As extended, the new Maturity Date will be June 30, 2004, with all other terms and conditions remaining unchanged. In connection with this extension, a $5,000 fee will be charged to the WCMA Account.

Once again, we are pleased to provide you with this extension of your WCMA Line of Credit. Should you have any questions, please contact Diane Lipman at (212) 284-5848.

Very truly yours,

Merrill Lynch Business Financial Services Inc.


By:    /s/  Steven Anderson     mm
       ---------------------------------
       Steven Anderson
       Senior Credit Manager


cc:    Diane Lipman
       Luppino Group

                                                      Private Client Group

                                                      MERRILL LYNCH BUSINESS
                                                      FINANCIAL SERVICES INC.
                                                      222 North LaSalle Street
                                                      17th Floor
                                                      Chicago, Illinois 60601
                                                      (312) 499-3177
                                                      FAX: (312) 499-3256
MERRILL LYNCH
                                                      November 13, 2002


Mr. Richard Lucas
KSW Mechanical Services, Inc.
37-16 23rd Street
Long Island City, NY 11101

                     RE:  WCMA LINE OF CREDIT EXTENSION

Dear Mr. Lucas:

I am pleased to advise you that the request of KSW Mechanical Services, Inc. for an extension of its WCMA Line of Credit has been approved upon the terms set forth in the enclosed Letter Agreement.

Note that, among other conditions in said Letter Agreement, in order for this extension to become effective, one copy of the enclosed Letter Agreement must be fully executed and returned to me within 14 days from the date hereof.

If you have any questions, please call me at (312) 499-3177.

Very truly yours,


MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.

By: /s/  Steven Anderson  / jw
    -------------------------------------
    Steven Anderson
    Senior Credit Manager


cc:  Diane Lipman

                                                 Private Client Group

                                                 MERRILL LYNCH BUSINESS
                                                 FINANCIAL SERVICES INC.
                                                 222 North LaSalle Street
                                                 17th Floor
                                                 Chicago, Illinois 60601
                                                 (312) 499-3177
                                                 FAX: (312) 499-3256
MERRILL LYNCH
                                                 November 13, 2002


KSW Mechanical Services, Inc.
37-16 23rd Street
Long Island City, NY 11101

                     RE:  WCMA LINE OF CREDIT EXTENSION

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and KSW Mechanical Services, Inc. ("Customer") with respect to: (i) that certain WCMA LOAN AND SECURITY AGREEMENT NO. 862-07W54 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customers obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below) the Loan Documents are hereby amended as follows:

(a) The "Maturity Date" of the WCMA Une of Credit is hereby extended to December 31, 2003.

(b) The "Line Fee" for the period ending December 31, 2003, shall be $10,000.00. Customer hereby authorizes and directs MLBFS to charge said amount to WCMA Account No. 862-07W54 on or at any time after the Effective Date. Once paid, Line Fees are non-refundable.

(c) Customer shall no longer be required to maintain a Minimum Working Capital.

(d) Customer's "Interest Coverage Ratio" shall at all times exceed 3.0 to 1. For purposes hereof, "Interest Coverage Ratio" shall mean the ratio of: (a) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation, amortization, non-recurring legal expenses, and other non-cash charges, to (b) Customer's cash interest expense in respect of all indebtedness for borrowed money including that portion of capitalized lease

                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

KSW Mechanical Services, Inc.
November 13, 2002
Page No. 2


obligations representing the interest factor; all as determined on a trailing 12-month basis as set forth in Customer's regular quarterly financial statements prepared in accordance with GAAP.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

MLBFS REQUESTS THAT AS SOON AS FEASIBLE CUSTOMER FURNISH TO MLBFS THE FOLLOWING ITEMS (HOWEVER, THE EFFECTIVE DATE OF THIS LETTER AGREEMENT IS NOT CONDITIONED UPON THE RECEIPT OF SUCH ITEMS):

           (1)    FINAL COPY OF CUSTOMER'S 9/30/02 FINANCIAL STATEMENTS; AND

           (2)    FINAL COPY OF CUSTOMER'S 9/30/02 BACKLOG REPORT

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, and each of the conditions specified above shall have been met to our satisfaction, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the

                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

KSW Mechanical Services, Inc.
November 13, 2002
Page No. 3


Effective Date shall not occur Within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,


MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:   /s/ Steven Anderson  /  jw
      --------------------------------------
      Steven Anderson
      Senior Credit Manager

                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

KSW Mechanical Services, Inc.
November 13, 2002
Page No. 4


Accepted:

KSW MECHANICAL SERVICES, INC.

By: X  /s/ Floyd Warkol
    --------------------------------------
Printed Name: X  Floyd Warkol
              ----------------------------
Title:  X  CEO
        ----------------------------------



Approved:

KSW, INC.

By: X  /s/ Floyd Warkol
    --------------------------------------

Printed Name: X  Floyd Warkol
              ----------------------------

Title: X  CEO
       -----------------------------------



ENERGY ALTERNATIVES, INC.

By: X  /s/ Floyd Warkol
    --------------------------------------

Printed Name: X  Floyd Warkol
              ----------------------------

Title:  X   CEO
       -----------------------------------

                                                    Private Client Group

                                                    MERRILL LYNCH BUSINESS
                                                    FINANCIAL SERVICES INC.
                                                    222 North LaSalle Street
                                                    17th Floor
                                                    Chicago, Illinois 60601
                                                    (312) 499-3177
                                                    FAX: (312) 499-3256
MERRILL LYNCH
                                                    December 12, 2001


KSW Mechanical Services, Inc.
37-16 23rd Street
Long Island City, NY 11101

           RE: WCMA LINE OF CREDIT EXTENSION

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and KSW Mechanical Services, Inc. ("Customer") with respect to: (i) that certain WCMA LOAN AND SECURITY AGREEMENT NO. 862-07W54 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below) the Loan Documents are hereby amended as follows:

(a) The "Maturity Date" of the WCMA Line of Credit is hereby extended to December 31, 2002.

(b) The "Line Fee" for the period ending December 31, 2002, shall be $10,000.00. Customer hereby authorizes and directs MLBFS to charge said amount to WCMA Account No. 862-07W54 on or at any time after the Effective Date. Once paid, Line Fees are non-refundable.

(c) MINIMUM TANGIBLE NET WORTH. Customer's and Business Guarantor's aggregate "tangible net worth" shall at all times exceed $5,400,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's and Business Guarantor's aggregate net worth as shown on their regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and (ii) any amounts

                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

KSW Mechanical Services, Inc.
December 12, 2001
Page No. 2


now or hereafter directly or indirectly owing to Customer and Business Guarantor by officers, shareholders or affiliates of Customer and Business Guarantor.

(d) As of the Effective Date, Customer will no longer be required to maintain the Operating Profits covenant.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

THE OBLIGATIONS OF MLBFS UNDER THIS LETTER AGREEMENT ARE SUBJECT TO ITS RECEIPT (WHERE APPLICABLE) AND SATISFACTION WITH THE FOLLOWING:

           UPDATED BACKLOG REPORT, DATED NO EARLIER THAN 10/31/01.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the

                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

KSW Mechanical Services, Inc.
December 12, 2001
Page No. 3


Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,


MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:       /s/  Steven Anderson
          -------------------------------------
          Steven Anderson
          Senior Relationship Manager

                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

KSW Mechanical Services, Inc.
December 12, 2001
Page No. 4


Accepted:

KSW MECHANICAL SERVICES, INC.

By: X  /s/ Floyd Warkol
    --------------------------------------
Printed Name: X  Floyd Warkol
              ----------------------------
Title:  X  Chief Executive Officer
        ----------------------------------



Approved:

KSW, INC.

By: X  /s/ Floyd Warkol
    --------------------------------------

Printed Name: X  Floyd Warkol
              ----------------------------

Title: X  Chief Executive Officer
       -----------------------------------



ENERGY ALTERNATIVES, INC.

By: X  /s/ Floyd Warkol
    --------------------------------------

Printed Name: X  Floyd Warkol
              ----------------------------

Title:  X  Chief Executive Officer
       -----------------------------------